[cover]

[silhouette logo]
MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


Annual Report
for Year Ended
November 30, 1996


MFS(R) Capital Growth Fund

[microchip photo]

America learns how "We invented the mutual fund" (see page 27)

Table of Contents

Letter from the Chairman                           1
A Discussion with the Portfolio Manager            3
Portfolio Manager's Profile                        6
Performance Summary                                6
Fund Facts                                         8
Portfolio of Investments                          10
Financial Statements                              14
Notes to Financial Statements                     20
Independent Auditors' Report                      26
The MFS Family of Funds(r)                        28
Trustees and Officers                             29


[boxed graphic]

Highlights

(bullet) For the 12 months ended November 30, 1996, Class A shares of the
         Fund provided a total return at net asset value of 19.76%, while Class B shares had a total return of 18.84%.

(bullet) While technology, financial services, and energy were among the top-performing sectors in the Fund over the past year, two of the larger holdings, Harrah's Entertainment and Alco Standard, experienced significant price declines.

(bullet) The Fund's largest sector is financial services, which we expect to benefit from an environment of low growth and low inflation. In this sector, banks and insurance companies have generally performed well over the past year.

(bullet) Our outlook for the equity market in 1997 is cautious. While inflation is subdued, low unemployment levels may make further interest rate reductions difficult. Valuation levels, by all historic measures, are full, and earnings growth has decelerated.

Letter from the Chairman

                                   [photo]
                               A. Keith Brodkin

Dear Shareholders:

The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets throughout much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

   We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates and an acceleration of inflation, coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

   Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

December 12, 1996

A Discussion with the Portfolio Manager

                                   [photo]
                             John F. Brennan, Jr.

For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 19.76%, while Class B shares had a total return of 18.84%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 27.76% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.

Q. What do you think were some of the major reasons for the Fund's performance over the past year, John?

A. Technology, financial services, and energy were among the top-performing sectors over the past year. Relative to the S&P 500, the Fund was significantly underweighted in energy (5.6% of the portfolio versus 10.0% for the index) and somewhat underweighted in technology (10.5% versus 12.6%). In financial services, the Fund was slightly overweighted (15.9% versus 15.0%). In addition, two large portfolio holdings, Harrah's Entertainment and Alco Standard, experienced significant price declines.

  The rapid rise of the stock market, particularly the S&P 500, has made it increasingly difficult to find compelling investments, and our cash position has risen to 16% of net assets. This higher level of cash has also impeded performance relative to the S&P 500.

Q. How would you describe the business and economic environment you faced over the past year, particularly as it relates to the Fund?

A. Moderate growth and low inflation prevailed throughout 1996. Earnings growth for the S&P 500 is likely to be at less than 5.0% for all of 1996, while long-term interest rates have increased from 6.0% at the beginning of the year to 6.4% currently, after peaking at over 7.0% during the third quarter. While low inflation and interest rates continue to favor financial services holdings and blue-chip growth companies, we do not believe the stock market can continue its ascent unless earnings growth accelerates without igniting inflation, or interest rates decline significantly while earnings remain solid. Given the higher level of risk, we have positioned the Fund conservatively.

Q. We noticed that financial services is the largest sector in the Fund. What is it you like about this sector, and could you discuss any sub-groups within financial services that you find particularly attractive?

A. The environment of low growth and low inflation is generally positive for financial stocks. Both banks and insurance companies have generally performed well over the past year.

Q. Could you give us some of your favorite financial services holdings and tell us what you think makes them attractive?

A. Freddie Mac (Federal National Mortgage Corporation), Wells Fargo and Union Planters all performed strongly in 1996. Wells Fargo and Union Planters are banks that are benefiting from the ongoing consolidation in that industry. Each bank has executed an acquisition strategy which could result in significant cost savings and strong earnings growth. Freddie Mac has begun to experience an acceleration in earnings growth as it becomes more aggressive in adding mortgage-backed securities to its portfolio. While earnings growth is strong for all of these securities, valuations continue to be reasonable.

Q. However, your largest holdings are not financial services companies but Promus Hotels and Tyco International. What makes these companies attractive to you?

A. Promus Hotels is a hotel operator and franchiser of Embassy Suites, Hampton Inns, and Homewood Suites. Earnings growth should exceed 25% over the next three to five years as Promus continues to grow its franchise base. Given this growth, we believe Promus is attractively valued.

  Tyco International is a multi-industry company. Its main operations are fire protection systems and service, flow control products, and health care supplies. Internal growth, new acquisitions, and strong management incentives should combine to produce earnings growth of 20% to 25% over the next three to five years. While Tyco has performed well over the past few years, we believe further earnings growth should result in solid stock price appreciation.

Q. In general, what characteristics or qualities do you look for in selecting stocks for the Fund?

A. The primary objective is to find companies with good earnings growth, generally 15% to 20% per year. Management incentive programs are considered a key factor in determining the likelihood of achieving growth targets. Once an expected growth rate is determined, our objective is to buy the stock at a significant discount to its expected fair value.

Q. Can you talk about some other stocks or sectors that performed as well as or better than expected and tell us why you think they did well?

A. Both the pharmaceutical and lodging industries performed well last year. The pharmaceutical industry was aided by strong earnings growth and the expectation of low inflation and low economic growth, which enhanced valuation levels. In the lodging industry, supply tightened significantly, which resulted in higher room prices and stronger occupancy levels.

Q. Now, could you talk about some other stocks or sectors that did not perform as well as you expected?

A. Harrah's Entertainment and Alco Standard had disappointing performance in 1996. Harrah's was hurt by competitive pressures in several casino markets, and Alco Standard felt the impact of falling paper prices on its paper distribution business. However, we believe the long-term prospects for both companies are unimpaired, and we expect results to resume a positive trend in 1997.

Q. Can you tell us about some sectors you might be avoiding, and why?

A. We avoided the basic materials and auto sectors over the past year because, in our opinion, the prospects for an economic pickup were not good, particularly with higher interest rates prevailing for most of the year. However, the recent decline in interest rates may improve the outlook for these sectors in 1997.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try to take advantage of those changes?

A. Our outlook for the equity market in 1997 is cautious. While inflation is currently subdued, low unemployment levels may make further interest rate reductions difficult. Valuation levels, by all historic measures, are full, and earnings growth has decelerated. We are therefore taking a cautious approach to our investment selections.

Respectfully,

/s/ John F. Brennan, Jr.

John F. Brennan, Jr.
Portfolio Manager

[boxed graphic]

Portfolio Manager's Profile

John F. Brennan, Jr. has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and Stanford University's Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President - Investments in 1995. Mr. Brennan became Portfolio Manager of MFS Capital Growth Fund in 1995.

Performance Summary

The information below illustrates the historical performance of MFS Capital Growth Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charges
(CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of the Fund's Class A shares will be greater or less than the line shown, based on differences in loads and fees.

Growth of a Hypothetical $10,000 Investment
(For the Period from January 1, 1987 to November 30, 1996)

[line chart]

          MFS Capital Growth  Consumer Price      S&P 500
          Fund Class B        Index-U.S.          Composite

1/87      10000               10000               10000
          10225               10444                9777
11/88     12760               10881               12042
          16603               11388               15746
11/90     15806               12102               15196
          19003               12464               18284
11/92     22920               12844               21650
          23767               13188               23833
11/94     23407               13541               24078
          32338               13888               32944
11/96     38431               14364               42091

Average Annual Total Returns             1 Year    3 Years    5 Years    Life of Fund+
--------------------------------------  ---------  ---------  --------- ----------------
MFS Capital Growth Fund (Class A)
  including 5.75% sales charge           +12.86%    +16.16%    +14.46%       +14.08%
--------------------------------------  ---------  ---------  --------- ----------------
MFS Capital Growth Fund (Class A)
  at net asset value                     +19.76%    +18.47%    +15.82%       +14.76%
--------------------------------------  ---------  ---------  --------- ----------------
MFS Capital Growth Fund (Class B) with
  CDSC                                   +14.84%    +16.64%    +14.90%       +14.41%
--------------------------------------  ---------  ---------  --------- ----------------
MFS Capital Growth Fund (Class B)
  without CDSC                           +18.84%    +17.37%    +15.13%       +14.41%
--------------------------------------  ---------  ---------  --------- ----------------
Average capital appreciation fund**      +18.05%    +14.99%    +15.37%       +12.29%
--------------------------------------  ---------  ---------  --------- ----------------
Standard & Poor's 500 Composite
  Index+++                               +27.76%    +20.88%    +18.15%       +15.28%
--------------------------------------  ---------  ---------  --------- ----------------
Consumer Price Index*                     +3.42%     +2.89%     +2.88%        +3.73%
--------------------------------------  ---------  ---------  --------- ----------------

  *The Consumer Price Index is a popular measure of change in prices. **Source: Lipper Analytical Services.
  +For the period from the commencement of investment operations, December 29,
   1986 to November 30, 1996.
+++Source: CDA/Weisenberg.
  #Benchmark comparisons begin on January 1, 1987.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results with the contingent deferred sales charge (CDSC) reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class B share performance, which is included within the Class A share performance, including the 5.75% sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. Class A share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

                                [boxed graphic]

Fund Facts

Strategy:                  The Fund seeks to provide growth of capital by
                           investing generally in companies believed to possess above-average growth opportunities.

Commencement of
investment operations:     December 29, 1986

Size:                      $581.2 million net assets as of November 30, 1996



                                  [pie chart]

Largest Sectors

Financial Services            15.9%
Leisure                       14.8%
Technology                    10.5%
Utilities & Communication      9.4%
Health Care                    9.3%
Other                         40.1%



                                [boxed graphic]

Tax Form Summary

In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

The Fund has designated $61,004,801 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 28, 1995, payable December 29, 1995.

For the year ended November 30, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 17.34%.

Portfolio Concentration as of November 30, 1996

Top Ten Equity Holdings

Promus Hotel Corp.
Hotel franchiser

Harrah's Entertainment, Inc.
Gaming operator in several states

Tyco International Ltd.
Manufacturer of fire protection, packaging, and electronic equipment

Sybase, Inc.
On-line software and services company

St. Jude Medical, Inc.
Manufacturer of medical technology products

MCI Communications Corp.
Telecommunications company

Wells Fargo Corp.
Western U.S. bank

Progressive Corp.
Auto insurance company

Host Marriott Corp.
Hotel owner/operator

PowerGen PLC
British electric utility

Portfolio of Investments - November 30, 1996

Stocks - 82.3%

----------------------------------------------------- -------------  ---------------
Issuer                                                    Shares         Value
----------------------------------------------------- -------------  ---------------
U.S. Stocks - 72.5%
 Aerospace - 5.9%
  Allied Signal, Inc.                                      65,000     $ 4,761,250
  Boeing Co.                                               59,200       5,883,000
  Lockheed-Martin Corp.                                   121,000      10,965,625
  McDonnell Douglas Corp.                                 180,000       9,517,500
  Raytheon Co.                                             55,400       2,832,325
                                                                     ---------------
                                                                      $33,959,700
----------------------------------------------------- -------------  ---------------
 Agricultural Products - 0.8%
  Case Corp.                                               83,200     $ 4,368,000
----------------------------------------------------- -------------  ---------------
 Apparel and Textiles - 0.6%
  Nike, Inc., "B"                                          58,800     $ 3,344,250
----------------------------------------------------- -------------  ---------------
 Banks and Credit Companies - 2.2%
  Wells Fargo & Co.                                        45,533     $12,959,830
----------------------------------------------------- -------------  ---------------
 Business Services - 3.3%
  ADT Ltd.*                                               493,700     $10,120,850
  Alco Standard Corp.                                     176,300       9,123,525
                                                                     ---------------
                                                                      $19,244,375
----------------------------------------------------- -------------  ---------------
 Cellular Telephones - 1.0%
  Telephone & Data Systems, Inc.                          154,900     $ 5,789,388
----------------------------------------------------- -------------  ---------------
 Chemicals - 0.2%
  Betzdearborn, Inc.                                       20,600     $ 1,192,225
----------------------------------------------------- -------------  ---------------
 Computer Software - Systems - 3.2%
  Adobe Systems, Inc.                                     119,800     $ 4,732,100
  Sybase, Inc.*                                           770,900      13,587,113
                                                                     ---------------
                                                                      $18,319,213
----------------------------------------------------- -------------  ---------------
 Consumer Goods and Services - 5.8%
  Colgate-Palmolive Co.                                    34,600     $ 3,204,825
  Gillette Co.                                             47,800       3,525,250
  Philip Morris Cos., Inc.                                 74,600       7,693,125
  Tyco International Ltd.                                 299,400      16,392,150
  UST, Inc.                                                91,300       2,978,662
                                                                     ---------------
                                                                      $33,794,012
----------------------------------------------------- -------------  ---------------
 Defense Electronics - 0.4%
  Loral Space & Communications Corp.*                     119,700     $ 2,214,450
----------------------------------------------------- -------------  ---------------
 Electronics - 2.0%
  Atmel Corp.*                                            180,700     $ 5,940,512
  Intel Corp.                                              45,900       5,823,563
                                                                     ---------------
                                                                      $11,764,075
----------------------------------------------------- -------------  ---------------
 Entertainment - 3.2%
  Chancellor Broadcast Corp., "A"*                          6,700     $   194,300
  Harrah's Entertainment, Inc.*                         1,040,400      18,467,100
                                                                     ---------------
                                                                      $18,661,400
----------------------------------------------------- -------------  ---------------
 Financial Institutions - 4.0%
  Beneficial Corp.                                        114,700     $ 7,125,737
  Federal Home Loan Mortgage Corp.                         62,800       7,174,900
  Union Planters Corp.                                    219,200       9,069,400
                                                                     ---------------
                                                                      $23,370,037
----------------------------------------------------- -------------  ---------------

                                      10


Portfolio of Investments - continued

Stocks - continued
----------------------------------------------------- -------------  ---------------
Issuer                                                    Shares         Value
----------------------------------------------------- -------------  ---------------
U.S. Stocks - continued
 Food and Beverage Products - 1.3%
  PepsiCo, Inc.                                          258,600      $ 7,725,675
----------------------------------------------------- -------------  ---------------
 Forest and Paper Products - 1.2%
  Kimberly-Clark Corp.                                    72,900      $ 7,125,975
----------------------------------------------------- -------------  ---------------
 Insurance - 5.3%
  Chubb Corp.                                             89,100      $ 4,833,675
  Cigna Corp.                                             12,800        1,809,600
  ITT Hartford Group, Inc.                                90,900        6,215,287
  PennCorp Financial Group, Inc.                         183,400        6,304,375
  Progressive Corp. - Ohio                               170,000       11,857,500
                                                                     ---------------
                                                                      $31,020,437
----------------------------------------------------- -------------  ---------------
 Machinery - 0.9%
  Stewart & Stevenson Services, Inc.                     208,600      $ 5,162,850
----------------------------------------------------- -------------  ---------------
 Medical and Health Products - 2.7%
  Pharmacia & Upjohn, Inc.                               178,300      $ 6,886,838
  Rhone-Poulenc Rorer, Inc.                              117,400        8,731,625
                                                                     ---------------
                                                                      $15,618,463
----------------------------------------------------- -------------  ---------------
 Medical and Health Technology and Services - 4.2%
  Pacificare Health Systems, Inc., "B"*                   38,700      $ 3,212,100
  St. Jude Medical, Inc.*                                323,100       13,489,425
  United Healthcare Corp.                                175,400        7,564,125
                                                                     ---------------
                                                                      $24,265,650
----------------------------------------------------- -------------  ---------------
 Oil Services - 0.5%
  Tidewater, Inc.                                         71,400      $ 3,123,750
----------------------------------------------------- -------------  ---------------
 Oils - 3.0%
  Mobil Corp.                                             60,000      $ 7,260,000
  Occidental Petroleum Corp.                             187,200        4,492,800
  Texaco, Inc.                                            57,900        5,739,338
                                                                     ---------------
                                                                      $17,492,138
----------------------------------------------------- -------------  ---------------
 Photographic Products - 1.5%
  Eastman Kodak Co.                                      110,000      $ 8,910,000
----------------------------------------------------- -------------  ---------------
 Printing and Publishing - 1.4%
  Gannett Co., Inc.                                       53,200      $ 4,176,200
  Scripps (E.W.) Howard, Inc.                             84,600        2,939,850
  Tribune Co.                                             11,840        1,024,160
                                                                     ---------------
                                                                      $ 8,140,210
----------------------------------------------------- -------------  ---------------
 Railroads - 2.1%
  Burlington Northern Santa Fe Railway Co.                86,600      $ 7,783,175
  Wisconsin Central Transportation Corp.*                108,400        4,417,300
                                                                     ---------------
                                                                      $12,200,475
----------------------------------------------------- -------------  ---------------
 Restaurants and Lodging - 6.5%
  FelCor Suite Hotels, Inc.                               82,900      $ 2,953,313
  Host Marriott Corp.                                    777,300       11,853,825
  Promus Hotel Corp.*                                    717,650       23,144,212
                                                                     ---------------
                                                                      $37,951,350
----------------------------------------------------- -------------  ---------------

                                      11

Portfolio of Investments - continued

Stocks - continued
----------------------------------------------------- -------------  ---------------
Issuer                                                    Shares         Value
----------------------------------------------------- -------------  ---------------
U.S. Stocks - continued
 Stores - 2.3%
  Rite Aid Corp.                                           194,900    $  7,722,913
  Sears, Roebuck & Co.                                     111,100       5,527,225
                                                                     ---------------
                                                                      $ 13,250,138
----------------------------------------------------- -------------  ---------------
 Supermarkets - 1.4%
  Vons Cos., Inc.*                                         156,000    $  8,209,500
----------------------------------------------------- -------------  ---------------
 Telecommunications - 1.8%
  Cabletron Systems, Inc.*                                 260,400    $ 10,513,650
----------------------------------------------------- -------------  ---------------
 Utilities - Electric - 1.5%
  CMS Energy Corp.                                          85,200    $  2,769,000
  Illinova Corp.                                           214,400       5,681,600
                                                                     ---------------
                                                                      $  8,450,600
----------------------------------------------------- -------------  ---------------
 Utilities - Telephone - 2.3%
  MCI Communications Corp.                                 437,700    $ 13,349,850
----------------------------------------------------- -------------  ---------------
Total U.S. Stocks                                                     $421,491,666
----------------------------------------------------- -------------  ---------------
Foreign Stocks - 9.8%
 France - 1.0%
  Union des Assurances Federales S.A. (Insurance)           46,400    $  5,725,655
----------------------------------------------------- -------------  ---------------
 Germany - 0.9%
  Adidas AG (Stores)                                        59,700    $  5,182,022
----------------------------------------------------- -------------  ---------------
 Hong Kong - 0.4%
  Giordano International Ltd. (Stores)                   2,704,000    $  2,378,219
----------------------------------------------------- -------------  ---------------
 Italy - 0.7%
  Olivetti Group (Office Equipment)                     10,926,800    $  3,842,870
----------------------------------------------------- -------------  ---------------
 New Zealand - 1.0%
  Lion Nathan Ltd. (Consumer Goods and Services)         2,217,000    $  5,691,196
----------------------------------------------------- -------------  ---------------
 South Korea - 1.0%
  Korea Mobile Telecom (Telecommunications)                  6,110    $  6,112,064
----------------------------------------------------- -------------  ---------------
 Spain
  Cubiertas Y Mzov (Consumer Goods and Services)             4,452    $    353,045
----------------------------------------------------- -------------  ---------------
 Sweden - 1.8%
  Astra AB, Free, "B" (Pharmaceuticals)                    100,000    $  4,693,334
  Enator AB (Computer Services)                            229,800       5,606,296
                                                                     ---------------
                                                                      $ 10,299,630
----------------------------------------------------- -------------  ---------------
 United Kingdom - 3.0%
  British Petroleum PLC, ADR (Oils)                         44,100    $  6,118,875
  PowerGen PLC (Utilities - Electric)                    1,167,189      11,379,859
                                                                     ---------------
                                                                      $ 17,498,734
----------------------------------------------------- -------------  ---------------
Total Foreign Stocks                                                  $ 57,083,435
----------------------------------------------------- -------------  ---------------
Total Stocks (Identified Cost, $409,547,153)                          $478,575,101
----------------------------------------------------- -------------  ---------------
Warrants - 0.1%
----------------------------------------------------- -------------  ---------------
                                                          Warrants
----------------------------------------------------- -------------  ---------------
  Enator AB, Rights (Identified Cost, $0)                  229,800    $    495,678
----------------------------------------------------- -------------  ---------------

Short-Term Obligations - 15.8%

-------------------------------------------------- ----------------  --------------
                                                   Principal Amount
Issuer                                               (000 Omitted)       Value
-------------------------------------------------- ----------------  --------------
 Federal Home Loan Mortgage Corp.,
   due 12/05/96 - 12/24/96                             $ 47,235      $ 47,157,752
 Federal National Mortgage Assn.,
   due 12/06/96 - 12/17/96                               22,680        22,644,994
 General Motors Acceptance Corp., due 12/13/96            7,660         7,646,493
 Raytheon Co., due 12/05/96                               6,790         6,786,001
 Student Loan Marketing, due 12/03/96                     7,440         7,437,847
-------------------------------------------------- ----------------  --------------
Total Short-Term Obligations, at Amortized Cost                      $ 91,673,087
-------------------------------------------------- ----------------  --------------
Equity Put Option Purchased - 0.7%
 ----------------------------------------------------------------------------------
                                                   Principal Amount
                                                     of Contracts
Description/Expiration Date/Strike Price             (000 Omitted)
-------------------------------------------------- ----------------  --------------
 Standard & Poor's 500 Index/September 1997/775
  (Premiums Paid, $5,393,872)                          $105,700      $  4,254,425
-------------------------------------------------- ----------------  --------------
Total Investments (Identified Cost, $506,614,112)                    $574,998,291
Other Assets, Less Liabilities - 1.1%                                   6,199,028
-------------------------------------------------------------------  --------------
Net Assets - 100.0%                                                  $581,197,319
-------------------------------------------------- ----------------  --------------

*Non-income producing security.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities

------------------------------------------------------------------------------------------------------
November 30, 1996
------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $506,614,112)                                 $574,998,291
  Cash                                                                                         6,155
  Receivable for investments sold                                                         18,995,532
  Receivable for Fund shares sold                                                            828,239
  Dividends and interest receivable                                                          664,186
  Other assets                                                                                35,111
                                                                                       ---------------
   Total assets                                                                         $595,527,514
                                                                                       ---------------
Liabilities:
  Payable for investments purchased                                                     $ 13,430,877
  Payable for Fund shares reacquired                                                         329,526
  Payable to affiliates -
   Management fee                                                                             35,759
   Shareholder servicing agent fee                                                             9,628
   Distribution fee                                                                          269,467
  Accrued expenses and other liabilities                                                     254,938
                                                                                       ---------------
   Total liabilities                                                                    $ 14,330,195
                                                                                       ---------------
Net assets                                                                              $581,197,319
                                                                                       ---------------
Net assets consist of:
  Paid-in capital                                                                       $384,076,170
  Unrealized appreciation on investments and translation of assets and liabilities in
    foreign currencies                                                                    68,386,600
  Accumulated undistributed net realized gain on investments and foreign currency
    transactions                                                                         128,778,610
  Accumulated net investment loss                                                            (44,061)
                                                                                       ---------------
   Total                                                                                $581,197,319
                                                                                       ---------------
Shares of beneficial interest outstanding                                                32,332,260
                                                                                       ---------------
Class A shares:
  Net asset value per share
    (net assets of $150,261,307 / 8,337,128 shares of beneficial interest
    outstanding)                                                                           $18.02
                                                                                       ---------------
 Offering price per share (100/94.25)                                                      $19.12
                                                                                       ---------------
Class B shares:
  Net asset value and offering price per share
    (net assets of $430,936,012 / 23,995,132 shares of beneficial interest
    outstanding)                                                                           $17.96
                                                                                       ---------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations

 --------------------------------------------------------------------------- ---------------
Year Ended November 30, 1996
 ---------------------------------------------------------------------------  ---------------
Net investment income:
  Income -
   Dividends                                                                   $  7,321,336
   Interest                                                                       2,165,629
                                                                              ---------------
    Total investment income                                                    $  9,486,965
                                                                              ---------------
  Expenses -
   Management fee                                                              $  4,084,641
   Trustees' compensation                                                            39,628
   Shareholder servicing agent fee (Class A)                                        178,447
   Shareholder servicing agent fee (Class B)                                        936,736
   Distribution and service fee (Class A)                                           297,412
   Distribution and service fee (Class B)                                         4,256,542
   Custodian fee                                                                    251,805
   Postage                                                                          112,136
   Printing                                                                          51,895
   Auditing fees                                                                     34,595
   Legal fees                                                                         9,941
   Miscellaneous                                                                    308,019
                                                                              ---------------
    Total expenses                                                             $ 10,561,797
   Fees paid indirectly                                                             (40,552)
                                                                              ---------------
    Net expenses                                                               $ 10,521,245
                                                                              ---------------
     Net investment loss                                                       $ (1,034,280)
                                                                              ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
   Investment transactions                                                     $131,032,857
   Written option transactions                                                   (1,181,346)
   Foreign currency transactions                                                    (15,736)
                                                                              ---------------
    Net realized gain on investments and foreign currency transactions         $129,835,775
                                                                              ---------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                                 $(34,845,157)
   Translation of assets and liabilities in foreign currencies                        3,810
                                                                              ---------------
    Net unrealized loss on investments and foreign currency translation        $(34,841,347)
                                                                              ---------------
     Net realized and unrealized gain on investments and foreign currency      $ 94,994,428
                                                                              ---------------
      Increase in net assets from operations                                   $ 93,960,148
                                                                              ---------------

See notes to financial statements

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
Year Ended November 30,                                 1996             1995
 -----------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                      $  (1,034,280)   $     540,622
  Net realized gain on investments and foreign
    currency transactions                             129,835,775       74,848,998
  Net unrealized gain (loss) on investments and
    foreign currency translation                      (34,841,347)      70,041,904
                                                  ----------------  ----------------
    Increase in net assets from operations          $  93,960,148    $ 145,431,524
                                                  ----------------  ----------------
Distributions declared to shareholders -
  From net investment income (Class A)              $    (300,226)   $     (43,087)
  From net investment income (Class B)                    --            (1,541,960)
  From net realized gain on investments and
    foreign currency transactions (Class A)           (13,120,408)        (120,843)
  From net realized gain on investments and
    foreign currency transactions (Class B)           (60,999,950)     (17,999,182)
  In excess of net investment income (Class A)           (535,376)         --
                                                  ----------------  ----------------
   Total distributions declared to shareholders     $ (74,955,960)   $ (19,705,072)
                                                  ----------------  ----------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                  $ 178,620,223    $ 162,346,739
  Net asset value of shares issued to
    shareholders in reinvestment of distributions      69,743,534       18,312,867
  Cost of shares reacquired                          (202,733,785)    (176,934,987)
                                                  ----------------  ----------------
   Increase in net assets from Fund share
     transactions                                   $  45,629,972    $   3,724,619
                                                  ----------------  ----------------
    Total increase in net assets                    $  64,634,160    $ 129,451,071
Net assets:
  At beginning of period                              516,563,159      387,112,088
                                                  ----------------  ----------------
  At end of period (including accumulated
    undistributed (distributions in excess of)
    net investment income of $(44,061) and
    $300,226, respectively)                         $ 581,197,319   $  516,563,159
                                                  ----------------  ----------------

See notes to financial statements

Financial Highlights

 -----------------------------------------------------------------------------------------------
Year Ended November 30,                                  1996       1995       1994     1993*
 -----------------------------------------------------------------------------------------------
                                                        Class A
 -----------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $  17.67   $ 13.49     $14.75    $14.58
                                                     -----------  ---------  ------------------
Income from investment operations# -
 Net investment income                                 $   0.08   $  0.11     $ 0.21    $ 0.03
 Net realized and unrealized gain (loss) on
  investments                                              2.96      4.91      (0.25)     0.14
                                                     -----------  ---------  ------------------
  Total from investment operations                     $   3.04   $  5.02     $(0.04)   $ 0.17
                                                     -----------  ---------  ------------------
Less distributions declared to shareholders -
 From net investment income                            $  (0.16)  $ (0.22)    $(0.06)   $ --
 From net realized gain on investments                    (2.53)    (0.62)     (1.16)     --
                                                     -----------  ---------  ------------------
  Total distributions declared to
    shareholders                                       $  (2.69)  $ (0.84)    $(1.22)   $ --
                                                     -----------  ---------  ------------------
Net asset value - end of period                        $  18.02   $ 17.67     $13.49    $14.75
                                                     -----------  ---------  ------------------
Total return++                                            19.76%    39.51%     (0.47)%    5.01%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                1.31%     1.27%      1.12%     0.91%+
 Net investment income                                     0.47%     0.67%      1.59%     1.67%+
Portfolio turnover                                          112%       91%        50%       70%
Average commission rate###                             $ 0.0387      --         --        --
Net assets at end of period (000 omitted)              $150,261   $88,119     $2,608    $  196

  * For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.

  + Annualized.

  # Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

 ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

 --------------------------------------------------------------------------------------------------
Year Ended November 30,                                  1996       1995        1994        1993
 --------------------------------------------------------------------------------------------------
                                                     Class B
 --------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):
Net asset value - beginning of period                  $  17.56   $  13.37    $  14.72    $  14.83
                                                     ----------- ----------- ---------------------
Income from investment operations# -
 Net investment income (loss)                          $  (0.06)  $   0.01    $   0.04    $   0.03
 Net realized and unrealized gain (loss) on
  investments                                              2.97       4.85       (0.23)       0.50
                                                     ----------- ----------- ---------------------
  Total from investment operations                     $   2.91   $   4.86    $  (0.19)   $   0.53
                                                     ----------- ----------- ---------------------
Less distributions declared to shareholders -
 From net investment income                            $   --     $  (0.05)   $   0.00**  $  (0.02)
 From net realized gain on investments                    (2.51)     (0.62)      (1.16)      (0.62)
                                                     ----------- ----------- ---------------------
  Total distributions declared to
    shareholders                                       $  (2.51)  $  (0.67)   $  (1.16)   $  (0.64)
                                                     ----------- ----------- ---------------------
Net asset value - end of period                        $  17.96   $  17.56    $  13.37    $  14.72
                                                     ----------- ----------- ---------------------
Total return                                              18.84%     38.16%      (1.52)%      3.70%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                2.13%      2.14%       2.18%       2.15%
 Net investment income (loss)                             (0.38)%     0.08%       0.32%       0.10%
Portfolio turnover                                          112%        91%         50%         70%
Average commission rate###                             $ 0.0387      --          --          --
Net assets at end of period (000 omitted)              $430,936   $428,445    $384,504    $454,089

 ** The per share distribution from net investment income on Class B shares was $0.00312.

  # Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------------------------------
Year Ended November 30,               1992        1991        1990        1989        1988      1987**
--------------------------------------------------------------------------------------------------------
                                   Class B
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                            $  13.27    $  11.29    $  12.05    $   9.38    $   7.59    $  7.50
                                   ----------- ---------------------- ----------- ----------- ----------
Income from investment
  operations -
 Net investment income              $   0.02    $   0.10    $   0.18    $   0.17    $   0.12    $  0.04
 Net realized and unrealized
   gain (loss) on investments           2.61        2.15       (0.75)       2.63        1.76       0.06
                                   ----------- ---------------------- ----------- ----------- ----------
  Total from investment
    operations                      $   2.63    $   2.25    $  (0.57)   $   2.80    $   1.88    $  0.10
                                   ----------- ---------------------- ----------- ----------- ----------
Less distributions declared to
  shareholders -
 From net investment income         $   --      $  (0.14)   $  (0.19)   $  (0.13)   $  (0.09)   $ (0.01)
 From net realized gain on
   investments                         (1.07)      (0.13)      --          --          --          --
                                   ----------- ---------------------- ----------- ----------- ----------
  Total distributions declared to
   shareholders                     $  (1.07)   $  (0.27)   $  (0.19)   $  (0.13)   $  (0.09)   $ (0.01)
                                   ----------- ---------------------- ----------- ----------- ----------
Net asset value - end of period     $  14.83    $  13.27    $  11.29    $  12.05    $   9.38    $  7.59
                                   ----------- ---------------------- ----------- ----------- ----------
Total return                           20.61%      20.22%      (4.80)%     30.11%      24.79%      1.41%+
Ratios (to average net assets)/
  Supplemental data:
 Expenses                               2.24%       2.28%       2.38%       2.46%       2.17%      2.26%+
 Net investment income                  0.18%       0.75%       1.56%       1.56%       1.34%      0.36%+
Portfolio turnover                        65%         86%         68%         58%         93%       139%
Net assets at end of period
  (000 omitted)                     $436,561    $317,375    $226,245    $202,861    $130,961    $88,471

** For the period from the commencement of investment operations, December
   29, 1986 to November 30, 1987.

 + Annualized.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Capital Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended November 30, 1996, $1,525,595 was reclassified to accumulated net investment loss from accumulated net realized gain on investments due to differences between book and tax accounting for net operating losses and short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,653 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $10,782 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,928 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $94,376 for Class B shares for the year ended November 30, 1996. Fees incurred under the distribution plan during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $11,233 and $344,491 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.


(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $558,748,179 and $653,696,202, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                     $506,614,112
                                                  ---------------
Gross unrealized appreciation                      $ 90,283,815
Gross unrealized depreciation                       (21,899,636)
                                                  ---------------
 Net unrealized appreciation                       $ 68,384,179
                                                  ---------------


(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                   1996                             1995
                                 -------------------------------  --------------------------------
Year Ended November 30,                Shares           Amount          Shares            Amount
 ------------------------------- -------------- ---------------- ---------------  ----------------
Shares sold                         5,081,001    $  84,871,838       5,253,774     $  82,156,749
Shares issued to shareholders
  in reinvestment of
  distributions                       808,554       12,468,050          12,226           158,371
Shares reacquired                  (2,540,176)     (42,196,319)       (471,616)       (7,482,670)
                                 -------------- ---------------- ---------------  ----------------
 Net increase                       3,349,379    $  55,143,569       4,794,384     $  74,832,450
                                 -------------- ---------------- ---------------  ----------------

Class B Shares                   1996                             1995
                                 -------------------------------  --------------------------------
Year Ended November 30,                Shares           Amount          Shares            Amount
 ------------------------------- -------------- ---------------- ---------------  ----------------
Shares sold                         5,593,976    $  93,748,385       5,400,613     $  80,189,990
Shares issued to shareholders
  in reinvestment of
  distributions                     3,699,918       57,275,484       1,397,497        18,154,496
Shares reacquired                  (9,692,478)    (160,537,466)    (11,169,472)     (169,452,317)
                                 -------------- ---------------- ---------------  ----------------
 Net decrease                        (398,584)   $  (9,513,597)     (4,371,362)    $ (71,107,831)
                                 -------------- ---------------- ---------------  ----------------

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $5,804.

Independent Auditors' Report

To the Trustees of MFS Series Trust II and Shareholders of MFS Capital Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Capital Growth Fund (one of the series constituting MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Capital Growth Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 3, 1997


------------------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(r) Capital Growth Fund

Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
John F. Brennan, Jr.*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche llp

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

*************[dalbar boxed graphic]*************

[logo--DALBAR
MFS #1
TOP-RATED SERVICE]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

[back cover]


MFS(R) Capital
Growth Fund

500 Boylston Street
Boston, MA 02116

[silhouette logo]
MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


[DALBAR LOGO]
DALBAR
MFS #1
TOP-RATED SERVICE


[indicia]
Bulk Rate
U.S. Postage
PAID
Permit #55638
Boston, MA


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

MCG-2 1/97 59M 3/203